NORTHERN ADVANTAGE VARIABLE ANNUITY
                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 2, 1998
                       TO PROSPECTUS DATED AUGUST 8, 1997

         On page 41 of the prospectus, the text of the section entitled "Individual Retirement Annuities" should be deleted in its entirety and replaced with the following:

         INDIVIDUAL RETIREMENT ANNUITIES

         Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". All IRAs are subject to limits on the amount that may be contributed, the persons who are eligible, and on the time when distributions may commence. Section 408 governs ordinary IRAs. Subject to certain income limits, contributions to an ordinary IRA may be tax deductible. Distributions from an ordinary IRA, if attributable to deductible contributions, are generally subject to income tax. Distributions must begin in the year the contract owner reaches age 70 1/2. Distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an ordinary IRA.

         Section 408A of the Code permits individuals to contribute to a special type of IRA called a Roth IRA. The IRA must be designated as a "Roth IRA" at the time it is established, in accordance with IRS rules. Contributions to a Roth IRA are not deductible. If certain conditions are met, qualified distributions from a Roth IRA are tax free. Subject to special limitations, a distribution from an ordinary IRA or another Roth IRA may be rolled over to a Roth IRA.

         Sales of a Contract for use with ordinary or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRS qualification requirements.